SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 31, 2004
(Date of earliest event reported)

SINOFRESH HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	0-49764 (Commission File Number)	65-1082270 (IRS Employer Identification No.)

516 Paul Morris Drive
Englewood, Florida 34223
(Address of principal executive offices, zip code)

(941) 681-3100
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
Item 7. Exhibits.
Signatures
Ex-99.1: Press Release dated March 31, 2004

Item 12. Results of Operations and Financial Condition.

     On March 31, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1, regarding its earnings for the fiscal year ended December 31, 2003 and the status of its Form 10-KSB annual report.

Item 7. Exhibits.

Exhibit No.	Item
99.1	Press Release dated March 31, 2004.

Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.
Date: March 31, 2004	/s/	Charles Fust Name: Charles Fust Title: Chairman and Chief Executive Officer